UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      August 15, 2005
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

825 8th Avenue, 23rd Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (212) 333-8476
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 15, 2005, Glenayre Technologies, Inc. (the “Company”) issued a news release reporting pro forma condensed consolidated financial results for Glenayre and the North American and central European manufacturing and distribution operations acquired from Universal Music Group (“Universal”) for the year ended December 31, 2004 and the six months ended June 30, 2005.
     The Company’s news release is furnished as Exhibit 99.1 to this Current Report.
     Neither the foregoing nor the news release furnished as Exhibit 99.1 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(c)     Exhibits.
    99.1     News Release dated August 15, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc

Dated: August 15, 2005	By:	/s/ Debra Ziola

Name: Debra Ziola Title: Senior Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: August 15, 2005	Commission File No: 0-15761
Glenayre Technologies, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News Release dated August 15, 2005

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